Earnings Presentation Fourth Quarter & Full Year 2013 February 20, 2014 Exhibit 99.2

Safe Harbor Statement

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

Full Year 2013 Highlights
• Achieved 6.4% increase in adjusted EPS
•
$1.00 compared to $0.94 in 2012
• Generated 95% increase in free cash flow
•
$66.1 million compared to $33.8 million
•
6% of total sales in 2013 came from products, services or markets developed in the last three years.
• Realized $16 million in Operations Excellence savings
•
3% of Cost of Goods sold
• 2012 Novel & Jamco acquisitions performed as anticipated in 2013 and continue to be a good strategic fit
• Increased dividend 12.5% to $0.09 per quarter or $0.36 per year
• Invested $8.1 million to repurchase common stock

• As part of Innovation initiative more than 40 new products and services were introduced

Full Year 2013 Financial Summary

• Sales increased 4.3%
•
Novel and Jamco acquisitions
were the primary contributor to
the increase
• Adjusted gross margin expanded
to  27.7% from 27.4%
•
Operations Excellence initiatives
drove productivity improvements
and cost savings
• Adjusted net income increased
6.1%
• Adjusted EPS increased 6.4%
Note: All figures except ratios and percents are $Millions
FY FY
Highlights 2013 2012 B/(W)
Net sales $825.2 $791.2 4.3%
Gross profit
margin -
adjusted¹
27.7% 27.4% 1.1%
SG&A $173.7 $163.4 (6.3%)
Net income -
adjusted²
$34.1 $32.1 6.1%
Effective tax
rate 34.0% 36.7%
EPS -
adjusted²
$1.00 $0.94 6.4%
¹
See Reconciliation of Non-GAAP measures slide 17
²
See Reconciliation of Non-GAAP measures on slide 18

Full Year 2013 Financial Summary

Notes: All figures except ratios and percents are $Millions
Free cash flow = cash flow from operations – capital expenditures
Twelve Months Ended Twelve Months Ended
Cash December 31, December 31,
Highlights 2013 2012
Cash provided
by operations
$96.1 $60.8
Capital
expenditures
$30.0 $27.0
Free cash flow
$66.1 $33.8
Dividends
$9.1 $13.0
Balance Sheet December 31, December 31,
Highlights 2013 2012
Long-term debt
$44.3 $92.8
Debt - net of
cash
$37.8 $88.9
Net Debt to total
capital
13.8% 27.9%

$ Millions

Net Sales
$330
$320
$310
$300
$290
$280
$270
$260
$286.0
$322.9
FY 2012
FY 2013

EBIT - Adjusted
$50
$45
$40
$35
$47.7
$41.3
FY 2012
FY 2013

FY Results
•
Sales increase of 13%
due mostly to Novel &
Jamco acquisitions
•
Change in both
customer and product
mix led to decrease in
adjusted EBIT
Segment Review – Material Handling

See Reconciliation of Non-GAAP measures on
slide 18

$ Millions

Net Sales
$209
$206
$203
$200
$205.8
$204.9
FY 2012
FY 2013

EBIT - Adjusted
$14
$12
$10
$8
$6
$4
$2
$0
$3.5
$11.8
FY 2012
FY 2013

FY Results
•
Sales relatively flat year-
over-year
•
Savings from phase one of
restructuring combined
with productivity and
material cost savings
generated significant year-
over-year adjusted EBIT
improvement
Segment Review – Lawn & Garden

See Reconciliation of Non-GAAP measures on
slide 18

$ Millions

Net Sales
$180
$177
$174
$176.6
$177.4
FY 2012
FY 2013

EBIT - Adjusted
$20
$15
$10
$5
$0
$14.7
$14.6
FY 2012
FY 2013

FY Results
•
Sales increase the result of
new product sales and
market share gains in
equipment
•
Adjusted EBIT relatively
flat year-over-year
Segment Review – Distribution

See Reconciliation of Non-GAAP measures on
slide 18

$ Millions

Net Sales
$145
$140
$135
$130
$141.7
$137.7
FY 2012
FY 2013

EBIT - Adjusted
$16
$14
$12
$10
$15.7
$15.5
FY 2012
FY 2013

FY Results
•
Strong sales in the marine
and recreational vehicle
markets were offset by
lower custom sales,
primarily as the result of a
focus on more profitable
business
Segment Review – Engineered Products

See Reconciliation of Non-GAAP measures on
slide 18

Q4 2013 Financial Highlights

•
Softer sales volumes partially
resulting from near-term
transportation issues led to a
1.3% decline in sales year-over-
year
•
Adjusted gross profit margin
increased to 27.5% from 26.8%
•
Operations Excellence initiatives
drove productivity improvements and
cost savings
•
Adjusted net income flat year-
over-year
•
Adjusted EPS flat vs. 2012
Note: All figures except ratios and percents are $Millions
Q4 Q4
Highlights 2013 2012 B/(W)
Net sales $211.3 $214.0 (1.3%)
Gross profit
margin -
adjusted¹
27.5% 26.8% 2.6%
SG&A $44.4 $42.2 (5.2%)
Net income -
adjusted²
$8.8 $8.9 (1.7%)
Effective tax
rate 22.3% 38.2%
EPS -
adjusted²
$0.26 $0.26 0.0%
¹
See Reconciliation of Non-GAAP measures slide 17
²
See Reconciliation of Non-GAAP measures on slide 18

$ Millions

Net Sales
$90
$85
$80
$75
$70
$84.4
$83.1
Q4 2012
Q4 2013

EBIT - Adjusted
$15
$10
$5
$0
$12.8
$9.7
Q4 2012
Q4 2013

Q4 Results
•
Sales decreased 1.5% year-
over-year as Q4 2012 sales
benefited from some
sizeable non-recurring
project sales
•
Higher SG&A expenses due
to increased royalty and
employee related expenses
led to the decline in adjusted
EBIT year-over-year
• A change in customer and
product mix also contributed
to the decline
Segment Review – Material Handling

See Reconciliation of Non-GAAP measures on
slide 18

$ Millions

Net Sales
$60
$57
$58.8
$58.7
Q4 2012
Q4 2013

EBIT - Adjusted
$6
$5
$4
$3
$2
$1
$0
$3.8
$5.3
Q4 2012
Q4 2013

Q4 Results
•
Savings from phase one of
the restructuring project
combined with cost
reductions driven by
productivity improvements
and raw material
substitutions led to the
increase in adjusted EBIT
year-over-year
Segment Review – Lawn & Garden

See Reconciliation of Non-GAAP measures on
slide 18

$ Millions

Net Sales
$46
$44
$42
$40
$44.7
$43.9
Q4 2012
Q4 2013

EBIT - Adjusted
$5
$0
$3.2
$3.6
Q4 2012
Q4 2013

Q4 Results
•
Softer demand from
International customers
during the quarter more
than offset increased sales
from new products in the
U.S.
•
Lower SG&A expenses
partially due to headcount
reductions contributed to
the increase in adjusted
EBIT year-over-year
Segment Review – Distribution

See Reconciliation of Non-GAAP measures on
slide 18

$ Millions

Net Sales
$35
$30
$25
$30.1
$29.3
Q4 2012
Q4 2013

EBIT - Adjusted
$5
$0
$2.4
$1.8
Q4 2012
Q4 2013

Q4 Results
•
Strong sales in the marine
and RV market were more
than offset by lower
custom sales during the
quarter as the segment
continued to focus more
profitable business
Segment Review – Engineered Products

See Reconciliation of Non-GAAP measures on
slide 18

Q1 & Full Year 2014 Outlook
Q1 Outlook
•
Material Handling
• Strong sales in food processing and organic growth in Brazil will more than offset the impacts to production schedules and product shipping resulting from poor weather conditions at the start of the year
•
Lawn & Garden
• Anticipate that sales will be lower than Q1 2013, partially due to an inability to ship products during the quarter and as a result of decreased production during the quarter as we implement phase two of the segment’s restructuring plan
•
Distribution
• Anticipate sales will be relatively flat during the quarter as a result of weather conditions at the start of the year
• Future quarters should see the benefit of the resulting pent-up demand
•
Engineered Products
• Anticipate that custom sales will be lower than Q1 2013 due to the elimination of some unprofitable business throughout 2012
Full Year Outlook
•
The Company anticipates that it will show another year of profit improvement from its sustained focus on productivity and cost saving initiatives, including phase two of the Lawn & Garden restructuring project that was announced in July 2013

Appendix 16

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONDENSED CONSOLIDATED GROSS PROFIT (UNAUDITED)
(Dollars in thousands)
Note on Reconciliation of Income and Earnings Data: Gross profit excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The
Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities. Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with GAAP. The Company's method for calculating gross profit excluding these items may not be comparable to methods used by other companies.

Quarter Ended December 31		Twelve Months Ended December 31	
	2013	2012	2013	2012
Material Handling				
Income before taxes as reported	$ 9.7	$ 12.6	$ 41.1	$ 47.5
Restructuring expenses	0.0	0.2	0.2	0.2
Income before taxes as adjusted	9.7	12.8	41.3	47.7
Lawn and Garden				
Income (loss) before taxes as reported	(3.8)	3.6	(1.5)	2.9
Restructuring expenses and other adjustments	9.1	0.2	11.4	0.6
Loss on disposal of assets	0.0	0.0	0.6	0.0
Depreciation recapture	0.0	0.0	1.3	0.0
Income before taxes as adjusted	5.3	3.8	11.8	3.5
Distribution				
Income before taxes as reported	3.5	3.7	14.4	14.8
Restructuring expenses	0.1	0.0	0.2	0.7
Gain on building sale	0.0	(0.5)	0.0	(0.8)
Income before taxes as adjusted	3.6	3.2	14.6	14.7
Engineered Products				
Income before taxes as reported	1.6	2.3	15.3	14.5
Restructuring expenses	0.2	0.1	0.2	1.2
Income before taxes as adjusted	1.8	2.4	15.5	15.7
Corporate and interest expense				
Income (loss) before taxes as reported	(6.7)	(8.4)	(29.9)	(32.4)
Severance and other	0.0	0.3	0.0	1.8
Loss before taxes as adjusted	(6.7)	(8.1)	(29.9)	(30.6)
Consolidated				
Income before taxes as reported	4.3	13.8	39.4	47.3
Restructuring expenses and other adjustments	9.4	0.3	13.9	3.7
Income before taxes as adjusted	13.7	14.1	53.3	51.0
Income taxes	4.9	5.2	19.2	18.9
Net Income as adjusted	$ 8.8	$ 8.9	$ 34.1	$ 32.1
Adjusted earnings per diluted share	$ 0.26	$ 0.26	$ 1.00	$ 0.94

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Note: Numbers in the Corporateand interest expense section abovemay berounded for presentation purposes.
Note on Reconciliation of Income and Earnings Data:
Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

Material Handling

MHEM Index

Material Handling Index
Annual rate of change
60.0
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

Source: Material Handling Industry Feb 2014 Forecast

Lawn & Garden

Housing Starts

Consumer Sentiment

NAHB Housing Forecast

Consumer Sentiment

Sources: National Association of Home Builders (NAHB), Jan 2014; Thomson Reuters/University of Michigan, Jan 2014

Distribution

Miles Driven

Replacement Tire Shipments,

Gasoline Sales

Key Indicators for the Tire Market

Engineered Products

RVIA

Auto Market Forecasts

RV Shipments
Units (000)
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
2005
2006
2007
2008
2009
2010
2011
2012
2013F
2014F
Annual Rate of Change (%)

Market Indicators Source: JP Morgan, RMA, Energy Information Administration, Dec 2013 Sources: RVIA Forecasts, Dec 2013; FRB G17 Release, Feb 2014 19

MYERS INDUSTRIES, INC.

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